                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3229

                               SCUDDER FUNDS TRUST
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Short-Term Bond Fund

Annual Report to Shareholders

December 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown for Class A, B and C reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Short-Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/04
Scudder Short-Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.13%	2.71%	4.32%	4.66%
Class B	.42%	1.92%	3.51%	3.84%
Class C	.34%	1.94%	3.53%	3.86%
Lehman 1-3 Year Government/Credit Index+	1.30%	3.44%	5.41%	5.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 12/31/04	$ 10.20	$ 10.21	$ 10.21
12/31/03	$ 10.53	$ 10.53	$ 10.54
Distribution Information: Twelve Months: Income Dividends as of 12/31/04	$ .45	$ .36	$ .37
SEC 30-day Yield as of 12/31/04*	2.79%	1.96%	1.93%

* The SEC yield is net investment income per share earned over the month ended December 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 12/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	113	of	195	58
3-Year	81	of	127	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Short-Term Bond Fund — Class A [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/04
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,834	$10,536	$12,017	$15,338
	Average annual total return	-1.66%	1.76%	3.74%	4.37%
Class B	Growth of $10,000	$9,751	$10,395	$11,785	$14,570
	Average annual total return	-2.49%	1.30%	3.34%	3.84%
Class C	Growth of $10,000	$10,034	$10,593	$11,895	$14,605
	Average annual total return	.34%	1.94%	3.53%	3.86%
Lehman 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,130	$11,069	$13,014	$17,868
	Average annual total return	1.30%	3.44%	5.41%	5.98%

The growth of $10,000 is cumulative.

+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP prior to August 14, 2000 are derived from the historical performance on Class S shares of the Scudder Short-Term Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 12/31/04
Scudder Short-Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.37%	3.00%	4.59%	4.94%
Class AARP	1.26%	2.93%	4.58%	4.93%
Lehman 1-3 Year Government/Credit Index+	1.30%	3.44%	5.41%	5.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/04	$ 10.20	$ 10.20
12/31/03	$ 10.54	$ 10.53
Distribution Information: Twelve Months: Income Dividends as of 12/31/04	$ .47	$ .47
SEC 30-day Yield as of 12/31/04*	3.10%	3.41%

* The SEC yield is net investment income per share earned over the month ended December 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 12/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	86	of	195	44
3-Year	60	of	127	47
5-Year	56	of	99	56
10-Year	46	of	55	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Short-Term Bond Fund — Class S [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended December 31
Comparative Results as of 12/31/04
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,137	$10,929	$12,518	$16,198
	Average annual total return	1.37%	3.00%	4.59%	4.94%
Class AARP	Growth of $10,000	$10,126	$10,906	$12,508	$16,185
	Average annual total return	1.26%	2.93%	4.58%	4.93%
Lehman 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,130	$11,069	$13,014	$17,868
	Average annual total return	1.30%	3.44%	5.41%	5.98%

The growth of $10,000 is cumulative.

+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,012.30	$ 1,008.50	$ 1,008.50	$ 1,012.40	$ 1,014.50
Expenses Paid per $1,000*	$ 4.64	$ 8.45	$ 8.47	$ 3.63	$ 3.24
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.60	$ 1,016.79	$ 1,016.77	$ 1,021.60	$ 1,021.96
Expenses Paid per $1,000*	$ 4.66	$ 8.49	$ 8.51	$ 3.64	$ 3.28

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A**	Class B**	Class C**	Class AARP	Class S**
Scudder Short-Term Bond Fund	.91%	1.67%	1.67%	.72%	.64%

For more information, please refer to the Fund's prospectus.

** The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been .94%, 1.87%, 1.72% and 0.66% for Class A, B, C and S, respectively. For a $10,000 investment, the expenses paid based on the actual fund return would have been $4.78, $9.47, $8.70 and $3.34 for Class A, B, C and S, respectively, and the expenses paid based on the hypothetical 5% fund return would have been $4.79, $9.50, $8.73 and $3.35 for Class A, B, C and S, respectively.

Portfolio Management Review

Scudder Short-Term Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Short-Term Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sean McCaffrey, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2002.

Head of Fixed Income Enhanced Strategies and Mutual Funds Group and portfolio manager for structured and quantitatively-based active investment grade and enhanced fixed-income strategies underlying retail mutual fund and institutional mandates: New York.

MBA, Yale University.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-1988, 1993-1998) and foreign exchange currency and option trader from 1988 to 1995.

BIS, University of Minnesota.

In the following interview, Portfolio Managers Sean McCaffrey and William Chepolis discuss market conditions and the fund's investment strategy during its most recent fiscal year ended December 31, 2004.

Q:  How would you describe the investment environment for bonds during the past 12 months?

A:  With the US economy finally showing signs of improvement and the Federal Reserve hinting that it would begin raising short-term interest rates to keep inflation in check, yields of US Treasury two-year notes quickly rose by .74 of a percentage point at the start of the second quarter of 2004. The March employment report released in early April — which exceeded economists' forecasts by a wide margin — caused the fixed-income markets to sell off, lowering security prices and increasing their yields. The sell-off was prompted by concern that the Federal Reserve, in reacting to a perceived higher level of economic activity, might raise interest rates more dramatically than the market had previously anticipated in order to curb inflation.

Although there were questions concerning the strength of the US economic recovery because of inconsistency in the level of monthly job growth — as well as uncertainty resulting from the long presidential campaign and the continuing insurgency in Iraq — economic growth gradually gained a foothold in the second half of the year. That said, record high oil prices and a falling US dollar also added uncertainty. (A falling US dollar, caused by the huge US trade deficit, means that that large foreign holders of US currency in the form of US Treasury securities may need in the future to be compensated with sharply higher interest rates. Higher rates might be needed

Treasury Bond Yield Curve (as of 12/31/03 and 12/31/04)

Past performance is no guarantee of future results.

Source: Bloomberg

to keep foreign holders from selling off their dollars in quantity. In turn, a sharp sell-off in the dollar could make foreign goods prohibitively expensive for US businesses and consumers. From time to time in recent months, a falling dollar has made some market participants more concerned that interest rates will rise sharply.) In spite of the questions raised about US economic strength, the Fed raised short-term interest rates by one quarter of a percentage point (0.25%) at each of its five meetings from June to December to 2.25% on December 14, 2004.

A reasonably close proxy for Scudder Short-Term Bond Fund's duration, or measure of price sensitivity to changes in market interest rates, is the two-year US Treasury note's duration.1 Matching the Fed's actions, two-year Treasury yields rose 1.25%.

1 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.

Q:  How did the fund perform in this environment?

A:  Despite a difficult environment for short-term fixed-income securities, over its most recent fiscal year ended December 31, 2004 the fund's Class A shares managed a positive return of 1.13%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Lehman 1-3 Year Government/Credit Index, returned 1.30%.2 For the 12-month period, the fund slightly underperformed the 1.35% return of its peers in the Lipper Short Investment Grade Debt Funds category.3

2 The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment-grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It is not possible to invest directly in a category or any index.

Q:  Will you describe the fund's investment process?

A:  The portfolio team has worked to actively manage the fund with a focus on adding value through individual security selection. We closely examine the risk-return trade-off of each individual security, as well as how the purchase or sale of a particular security could affect the overall positioning of the portfolio. We have avoided making interest rate calls and unbalanced yield curve positioning (i.e., we ensure that the fund is well balanced in terms of the various maturities of the securities held in the portfolio). Further, we stress broad diversification, particularly with regard to the fund's holdings in the corporate sector, so that the fund is not excessively vulnerable to a price decline from a single issuer. We believe that over time this will be a more effective approach than one that is based on predicting the direction of the economy or interest rates.

Q:  In terms of your current strategy, how is the fund positioned?

A:  Throughout the year, we maintained the fund's overweight — a higher percentage holding than in the benchmark — within "spread sectors" such as asset-backed securities (ABS).4 In holding these securities, our goal has been to seek return from yield greater than that of the benchmark. We also focused on instruments with lower investment grade ratings, believing that the extra yield would still reward investors, although not as much as in 2003. We kept the fund's weightings in asset-backed securities close to the same level as their weightings during 2003 because we didn't think there would be enough of an additional return payoff to justify any increased risk from increasing these weightings.

4 "Spread sectors" refer to nongovernment securities such as corporate securities and mortgage securities. The yield spread is the difference in yield between non-Treasury fixed-income securities, such as corporate bonds or asset-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining, or "tightening," and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it usually means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

We did increase the fund's allocation in mortgage-backed securities (MBS) during the period, investing in both AAA-rated commercial mortgage-backed securities (CMBS) and in agency residential mortgage-backed securities. Both portfolio weightings grew by over 5% during the period. Benefiting from a stable commercial real estate environment and continued investor desire for higher yield, both of these investments worked well for the fund. Overall, the fund's total return benefited from additional yield from these instruments as well as price gains stemming from reductions in the yields of these investments (and a corresponding increase in prices) compared with Treasury yields.

The fund's duration stood at 1.77 years as of December 31, 2004, in line with the benchmark's duration of 1.74 years. Our goal is to keep the fund's duration as close to the duration of the benchmark as possible. In this way, fund performance would be the result of our individual security selection rather than our views on the direction of interest rates.

Q:  What detracted from performance during the
period?

A:  We believe that peer funds that outperformed the Short-Term Bond Fund during the period tended to have greater weightings in corporate bonds or had a substantially shorter duration. For our part, we believed that corporate bonds were expensive and held a portfolio weighting similar to the benchmark. Our position detracted somewhat from performance during the period.

Q:  How do you assess the investment environment at present?

A:  Because of the "measured," orderly fashion in which the Fed has raised short-term interest rates thus far, we are reasonably optimistic about the current prospects for short-term nongovernment securities. Some erosion in the value of lower-rated credits in 2005, although far from certain, would not be surprising given their favorable performance over the past two years. In selecting BBB and A-rated investments for the fund's portfolio, we will work to ensure a satisfactory risk/return trade-off. Because of their yield advantage, we believe that short-term nongovernment securities continue to offer superior performance over government instruments. In the coming months, we will continue to seek a competitive yield and attractive total return for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Security Lending Collateral)	12/31/04	12/31/03

Corporate Bonds	27%	30%
Asset Backed	22%	23%
Commercial and Non-Agency Mortgage Backed Securities	21%	14%
US Government Backed	13%	19%
Collateralized Mortgage Obligations	11%	7%
Foreign Bonds — US$ Denominated	3%	2%
Government National Mortgage Association	2%	2%
Cash Equivalents, net	1%	2%
US Government Agency Sponsored Pass-Throughs	—	1%
	100%	100%
Quality	12/31/04	12/31/03

US Government & Treasury Obligations	25%	23%
AAA*	35%	32%
AA	10%	11%
A	15%	19%
BBB	15%	11%
Not Rated	—	4%
	100%	100%
Effective Maturity	12/31/04	12/31/03

Under 1 year	10%	9%
1 < 5 years	88%	90%
5 < 8 years	2%	1%
	100%	100%

* Category includes cash equivalents, net.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Principal Amount ($)	Value ($)

Corporate Bonds 27.4%
Consumer Discretionary 2.2%
Clear Channel Communications, Inc., 6.0%, 11/1/2006	1,000,000	1,039,857
Continental Cablevision, Inc., 8.3%, 5/15/2006	4,500,000	4,780,390
DaimlerChrysler NA Holding Corp., 6.4%, 5/15/2006 (d)	2,500,000	2,600,733
Fortune Brands, Inc., 2.875%, 12/1/2006	2,000,000	1,981,260
Liberty Media Corp., Series A, 3.5%, 9/25/2006	1,000,000	994,444
Target Corp., 5.95%, 5/15/2006	1,000,000	1,037,345
Time Warner, Inc.:
6.125%, 4/15/2006	4,500,000	4,659,574
6.15%, 5/1/2007	1,000,000	1,057,956
Viacom, Inc., 6.4%, 1/30/2006	2,000,000	2,066,608
Walt Disney Co., 6.75%, 3/30/2006	1,000,000	1,041,915
		21,260,082
Consumer Staples 2.2%
Altria Group, Inc., 7.2%, 2/1/2007	4,500,000	4,753,804
Bottling Group LLC, 2.45%, 10/16/2006	1,500,000	1,477,070
Coca-Cola Enterprises, Inc., 2.5%, 9/15/2006	2,500,000	2,464,157
General Mills, Inc.:
2.625%, 10/24/2006	1,000,000	982,997
5.125%, 2/15/2007	1,500,000	1,540,075
Kraft Foods, Inc.:
4.625%, 11/1/2006	4,000,000	4,082,472
5.25%, 6/1/2007	1,000,000	1,035,877
PepsiCo, Inc., 3.2%, 5/15/2007	1,500,000	1,492,757
Tyson Foods, Inc., 7.25%, 10/1/2006	1,850,000	1,961,396
Wal-Mart Stores, Inc., 5.45%, 8/1/2006	1,500,000	1,551,503
		21,342,108
Energy 1.6%
Alabama Power Co.:
2.8%, 12/1/2006	2,823,000	2,788,156
Series CC, 3.5%, 11/15/2007	761,000	758,392
Conoco Funding Co., 5.45%, 10/15/2006	4,000,000	4,142,624
Devon Energy Corp., 2.75%, 8/1/2006	4,000,000	3,953,128
Occidental Petroleum Corp., 7.65%, 2/15/2006	1,000,000	1,046,852
Valero Energy Corp., 7.375%, 3/15/2006	2,000,000	2,091,412
		14,780,564
Financials 16.3%
ABN Amro Bank NV Chicago, 7.55%, 6/28/2006	1,000,000	1,062,705
American Express Co., 5.5%, 9/12/2006	1,500,000	1,553,616
American General Finance Corp.:
3.0%, 11/15/2006	1,500,000	1,480,913
5.875%, 7/14/2006	3,000,000	3,110,481
Bank of America Corp.:
4.75%, 10/15/2006 (d)	5,000,000	5,120,630
5.25%, 2/1/2007	1,500,000	1,552,813
Bank One Corp.:
6.5%, 2/1/2006	1,000,000	1,035,171
6.875%, 8/1/2006	1,000,000	1,055,238
Bear Stearns Companies, Inc.:
3.0%, 3/30/2006	2,000,000	1,995,868
5.7%, 1/15/2007	1,500,000	1,561,833
Berkshire Hathaway Finance Corp., 144A, 3.4%, 7/2/2007	1,500,000	1,496,454
Boeing Capital Corp.:
5.65%, 5/15/2006 (d)	2,000,000	2,062,322
5.75%, 2/15/2007 (d)	1,000,000	1,044,371
Capital One Bank, 6.875%, 2/1/2006	3,500,000	3,630,830
Caterpillar Financial Service Corp.:
2.59%, 7/15/2006	3,000,000	2,971,599
5.95%, 5/1/2006	1,500,000	1,551,813
CIT Group, Inc.:
4.125%, 2/21/2006	3,500,000	3,535,567
5.5%, 11/30/2007	1,000,000	1,046,821
7.375%, 4/2/2007	1,000,000	1,079,752
Citigroup, Inc.:
3.5%, 2/1/2008	5,000,000	4,977,705
5.5%, 8/9/2006	2,000,000	2,068,204
Credit Suisse First Boston USA, Inc.:
5.75%, 4/15/2007	1,500,000	1,572,231
5.875%, 8/1/2006	2,500,000	2,598,278
EOP Operating LP:
7.75%, 11/15/2007	1,000,000	1,103,666
8.375%, 3/15/2006	1,000,000	1,054,769
Fannie Mae, 2.625%, 11/15/2006 (d)	1,745,000	1,726,032
Fifth Third Bancorp, 2.7%, 1/30/2007	1,000,000	984,798
FleetBoston Financial Corp., 4.875%, 12/1/2006	1,000,000	1,026,616
Ford Motor Credit Co.:
6.5%, 1/25/2007	6,500,000	6,759,005
6.875%, 2/1/2006	6,500,000	6,696,300
7.2%, 6/15/2007	2,500,000	2,666,613
General Electric Capital Corp.:
2.8%, 1/15/2007	1,000,000	986,732
2.85%, 1/30/2006	6,000,000	5,984,838
3.5%, 8/15/2007 (d)	1,000,000	997,977
5.0%, 2/15/2007 (d)	1,500,000	1,545,217
Series A, 6.5%, 12/10/2007	1,500,000	1,616,352
General Motors Acceptance Corp.:
4.5%, 7/15/2006	3,500,000	3,502,138
6.125%, 9/15/2006	2,000,000	2,050,366
6.125%, 2/1/2007	1,000,000	1,026,879
6.125%, 8/28/2007	3,500,000	3,603,684
6.15%, 4/5/2007	1,000,000	1,027,672
6.75%, 1/15/2006	2,500,000	2,564,700
Hartford Financial Services Group, Inc., 2.375%, 6/1/2006	1,500,000	1,472,579
HSBC Finance Corp.:
4.625%, 1/15/2008	2,500,000	2,559,827
5.75%, 1/30/2007	1,500,000	1,565,787
6.5%, 1/24/2006	3,000,000	3,101,304
7.875%, 3/1/2007	1,500,000	1,632,266
John Deere Capital Corp., 5.125%, 10/19/2006	1,000,000	1,029,813
JPMorgan Chase & Co.:
5.25%, 5/30/2007	1,500,000	1,559,391
5.35%, 3/1/2007	2,500,000	2,595,020
5.625%, 8/15/2006	2,500,000	2,589,977
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006	3,500,000	3,642,576
6.625%, 2/5/2006	1,500,000	1,553,787
8.25%, 6/15/2007	1,000,000	1,109,360
Marshall & Ilsley Corp.:
2.625%, 2/9/2007	1,000,000	982,639
5.75%, 9/1/2006	2,570,000	2,674,974
MBNA America Bank NA, 6.5%, 6/20/2006	1,500,000	1,565,378
Merrill Lynch & Co., Inc.:
3.0%, 4/30/2007	1,000,000	988,208
Series B, 4.0%, 11/15/2007	2,000,000	2,019,886
6.15%, 1/26/2006	3,000,000	3,089,385
Morgan Stanley:
5.8%, 4/1/2007	3,500,000	3,669,305
6.1%, 4/15/2006	2,500,000	2,588,640
6.875%, 3/1/2007	1,000,000	1,071,409
PNC Funding Corp., 5.75%, 8/1/2006	1,500,000	1,555,568
Simon Property Group, LP, 7.375%, 1/20/2006	1,000,000	1,038,798
SLM Corp., 5.625%, 4/10/2007	1,000,000	1,042,853
SunTrust Banks, Inc., 7.375%, 7/1/2006	1,000,000	1,057,549
Toyota Motor Credit Corp., 2.7%, 1/30/2007	2,000,000	1,971,458
US Bancorp:
2.75%, 3/30/2006	3,000,000	2,984,091
Series N, 3.95%, 8/23/2007	1,000,000	1,009,609
6.75%, 10/15/2005	15,000	15,396
Wachovia Corp., 4.95%, 11/1/2006	1,000,000	1,027,845
Wells Fargo & Co.:
5.125%, 2/15/2007	1,500,000	1,551,704
5.9%, 5/21/2006	1,500,000	1,554,676
		153,960,627
Health Care 0.5%
Abbott Laboratories, 5.625%, 7/1/2006	1,500,000	1,550,809
Pfizer, Inc.:
2.5%, 3/15/2007	1,000,000	979,544
5.625%, 2/1/2006	2,000,000	2,053,762
		4,584,115
Industrials 0.5%
First Data Corp., 4.7%, 11/1/2006	1,000,000	1,022,351
General Dynamics Corp., 2.125%, 5/15/2006	1,000,000	985,710
Raytheon Co., 6.75%, 8/15/2007	1,753,000	1,888,519
United Technologies Corp., 7.0%, 9/15/2006	1,000,000	1,053,936
		4,950,516
Information Technology 0.2%
Hewlett-Packard Co., 5.75%, 12/15/2006	500,000	520,572
IBM Corp., 4.875%, 10/1/2006	1,500,000	1,540,243
		2,060,815
Materials 0.4%
Praxair, Inc., 6.9%, 11/1/2006	1,000,000	1,065,672
Weyerhaeuser Co.:
6.0%, 8/1/2006	2,000,000	2,078,354
6.125%, 3/15/2007	441,000	464,347
		3,608,373
Telecommunication Services 1.8%
AT&T Wireless Services, Inc., 7.35%, 3/1/2006	2,000,000	2,092,278
Bellsouth Corp., 5.0%, 10/15/2006	2,500,000	2,570,405
Cingular Wireless LLC, 5.625%, 12/15/2006 (d)	1,000,000	1,038,628
SBC Communications, Inc., 5.75%, 5/2/2006 (d)	2,700,000	2,786,565
Sprint Capital Corp.:
6.0%, 1/15/2007	500,000	523,298
7.125%, 1/30/2006	3,500,000	3,640,402
Verizon Global Funding Corp., 6.125%, 6/15/2007 (d)	1,500,000	1,588,698
Verizon Wireless, Inc., 5.375%, 12/15/2006	2,500,000	2,589,513
		16,829,787
Utilities 1.7%
American Electric Power Co., Inc., Series A, 6.125%, 5/15/2006	3,500,000	3,627,340
National Rural Utilities Co., 6.0%, 5/15/2006	2,500,000	2,589,545
Northern States Power Co., 2.875%, 8/1/2006	2,000,000	1,983,694
Pepco Holdings, Inc., 3.75%, 2/15/2006	2,500,000	2,512,273
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,037,656
Southern California Edison Co., 8.0%, 2/15/2007	1,000,000	1,088,981
Virginia Electric and Power Co., 5.75%, 3/31/2006	1,000,000	1,029,453
Wisconsin Electric Power Co., 3.5%, 12/1/2007	2,000,000	1,991,970
		15,860,912
Total Corporate Bonds (Cost $257,339,503)		259,237,899

Foreign Bonds — US$ Denominated 2.5%
Financials 0.8%
BP Capital Markets PLC, 2.75%, 12/29/2006	2,500,000	2,474,417
Diageo Finance BV, 3.0%, 12/15/2006	1,500,000	1,487,283
Glaxosmithkline Capital PLC, 2.375%, 4/16/2007	500,000	489,468
Rio Tinto Financial USA Ltd., 5.75%, 7/3/2006	2,000,000	2,073,368
Svensk Exportkredit AB, 2.875%, 1/26/2007	1,500,000	1,484,954
		8,009,490
Industrials 0.3%
Tyco International Group SA:
5.8%, 8/1/2006 (d)	1,000,000	1,035,370
6.375%, 2/15/2006	1,500,000	1,549,980
		2,585,350
Sovereign Bonds 1.0%
Province of Manitoba, 2.75%, 1/17/2006	2,000,000	1,998,228
Province of Ontario:
2.65%, 12/15/2006	2,000,000	1,975,910
6.0%, 2/21/2006	4,000,000	4,125,388
Province of Quebec, 5.5%, 4/11/2006	1,000,000	1,029,534
United Mexican States, 8.5%, 2/1/2006 (d)	720,000	763,920
		9,892,980
Telecommunication Services 0.4%
France Telecom SA, 7.95%, 3/1/2006	3,200,000	3,359,888
Total Foreign Bonds — US$ Denominated (Cost $24,699,199)		23,847,708

Asset Backed 22.2%
Automobile Receivables 6.2%
Americredit Automobile Receivables Trust:
"A4", Series 2004-AF, 2.87%, 2/7/2011	5,625,000	5,573,579
"A4A", Series 2003-AM, 3.1%, 11/6/2009	610,000	608,474
"A4", Series 2002-C, 3.55%, 2/12/2009	1,405,000	1,409,878
"D", Series 2004-1, 5.07%, 7/6/2010	2,400,000	2,437,762
"B", Series 2002-1, 5.28%, 4/9/2007	6,120,000	6,184,617
Capital Auto Receivables Asset Trust, "CTFS", Series 2004-1, 2.84%, 9/15/2010	4,640,000	4,551,022
Daimler Chrysler Auto Trust, "CTFS", Series 2004-A, 2.85%, 8/8/2010	2,390,000	2,319,165
Ford Credit Auto Owner Trust:
"C", Series 2004-A, 4.19%, 7/15/2009	4,000,000	4,016,107
"C", Series 2002-D, 4.4%, 5/15/2007	3,280,000	3,309,103
"C", Series 2002-C, 4.81%, 3/15/2007	1,095,000	1,107,384
Household Automotive Trust:
"A4", Series 2003-1, 2.22%, 11/17/2009	10,000,000	9,796,616
"A4", Series 2003-2, 3.02%, 12/17/2010	5,410,000	5,350,142
Hyundai Auto Receivables Trust:
"B", Series 2002-A, 144A, 3.54%, 2/16/2009	4,020,000	4,033,143
"D", Series 2004-A, 4.1%, 8/15/2011	1,650,000	1,648,240
Union Acceptance Corp., "A4", Series 2000-D, 6.89%, 4/9/2007	3,753,895	3,786,278
WFS Financial Owner Trust, "A4A", Series 2002-1, 4.87%, 9/20/2009	1,740,000	1,763,575
World Omni Auto Receivables Trust, "B", Series 2002-A, 3.75%, 7/15/2009	958,195	960,195
		58,855,280
Credit Card Receivables 9.2%
Capital One Master Trust:
"C", Series 2000-2, 144A, 7.8%, 8/15/2008	9,500,000	9,706,177
"C", Series 2000-3, 144A, 7.9%, 10/15/2010	9,550,000	10,478,566
Capital One Multi-Asset Execution Trust, "C2", Series 2003-C2, 4.32%, 4/15/2009	1,850,000	1,868,745
Chase USA Master Trust, "C", Series 2000-2, 144A, 7.98%, 4/15/2009	9,730,000	10,082,090
Chemical Master Credit Card Trust, "A", Series 1996-3, 7.09%, 2/15/2009	8,105,000	8,537,647
Circuit City Credit Card Master Trust, "CTFS", Series 2003-2, 144A, 6.403%, 4/15/2011*	2,750,000	2,842,727
Citibank Credit Card Issuance Trust, "C1", Series 2000-C1, 7.45%, 9/15/2007	5,600,000	5,768,446
Fleet Credit Card Master Trust II:
"A", Series 2001-B, 5.6%, 12/15/2008 (d)	6,230,000	6,428,185
"B", Series 2001-B, 5.9%, 12/15/2008	10,000,000	10,362,099
Household Affinity Credit Card Master Note, "B", Series 2003-2, 2.51%, 2/15/2008	4,454,000	4,415,871
MBNA Credit Card Master Note Trust, "C3", Series 2001-C3, 6.55%, 12/15/2008	5,600,000	5,843,243
Pass-Through Amortizing Credit Card Trust, "A1FX", Series 2002-1A, 144A, 4.096%, 6/18/2012	1,506,437	1,513,914
Providian Gateway Master Trust:
"D", Series 2004-DA, 144A, 4.4%, 9/15/2011	7,960,000	7,937,612
"D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,522,350
		87,307,672
Home Equity Loans 3.9%
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,565,463	1,534,154
Chase Funding Mortgage Loan, "1A2", Series 2003-4, 2.138%, 7/25/2018	11,400,000	11,354,587
Credit-Based Asset Servicing and Securities, "AF2", Series 2003-CB6, 2.925%, 12/25/2033	13,190,000	13,138,869
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	3,089,303	3,094,692
Residential Asset Securities Corp., "AI4", Series 2002-KS6, 4.38%, 7/25/2030	1,030,000	1,036,327
Residential Funding Mortgage Securities, "A2", Series 2004-HI1, 2.49%, 7/25/2013	6,600,000	6,529,698
		36,688,327
Manufactured Housing Receivables 0.6%
Green Tree Financial Corp.:
"A1", Series 1994-C1, 6.5%, 3/15/2027	330,720	343,312
"A5", Series 1994-1, 7.65%, 4/15/2019	369,062	388,393
"B2", Series 1996-5, 8.45%, 7/15/2027**	6,546,356	655
Oakwood Mortgage Investors, Inc., "A3", Series 1999-B, 6.45%, 11/15/2017	1,823,392	1,634,374
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	2,710,000	2,893,802
		5,260,536
Miscellaneous 2.3%
Caterpillar Financial Asset Trust, "B", Series 2002-A, 4.03%, 5/26/2008	1,580,000	1,587,601
CIT RV Trust:
"A5", Series 1998-A, 6.12%, 11/15/2013	1,370,000	1,411,514
"A5", Series 1999-A, 6.24%, 8/15/2015	6,450,000	6,716,570
"A7", Series 1997-A, 6.4%, 8/15/2013	6,205,000	6,288,338
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	5,072,000	5,048,846
PP&L Transition Bond Co. LLC, "A7", Series 1999-1, 7.05%, 6/25/2009	1,010,000	1,074,582
		22,127,451
Total Asset Backed (Cost $221,219,685)		210,239,266

US Government Backed 13.5%
US Treasury Note:
2.375%, 8/15/2006 (d)	7,424,000	7,353,531
2.75%, 8/15/2007 (d)	5,060,000	5,004,456
2.875%, 11/30/2006 (d)	29,000,000	28,909,375
3.0%, 11/15/2007 (d)	13,050,000	12,969,456
3.125%, 5/15/2007 (d)	73,042,000	73,004,895
Total US Government Backed (Cost $127,763,622)		127,241,713

US Government Agency Sponsored Pass-Throughs 0.1%
Federal Home Loan Mortgage Corp., 7.2%, 10/1/2006	290,548	309,978
Federal National Mortgage Association, 8.0%, 7/1/2015	870,051	925,389
Total US Government Agency Sponsored Pass-Throughs (Cost $1,207,710)		1,235,367

Commercial and Non-Agency Mortgage-Backed Securities 20.8%
Amresco Commercial Mortgage Funding:
"A3", Series 1997-C1, 7.19%, 6/17/2029	7,097,756	7,453,011
"B", Series 1997-C1, 7.24%, 6/17/2029	2,700,000	2,882,003
Bank of America Mortgage Securities:
"1A3", Series 2002-K, 3.5%, 10/20/2032*	806,187	796,571
"B1", Series 2002-H, 4.707%, 8/25/2032*	1,957,856	1,956,862
"B2", Series 2002-H, 4.707%, 8/25/2032*	1,362,143	1,360,653
Bear Stearns Commercial Mortgage Securities, Inc.: "X2", Series 2004-PWR5, Interest Only, 0.94%, 7/11/2042* (f)	84,945,000	3,866,909
"X2", Series 2002-TOP8, 144A, Interest Only, 2.113%, 8/15/2038* (f)	163,125,883	14,764,116
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest only, 2.002%, 5/15/2035* (f)	59,763,420	4,158,010
Chase Commercial Mortgage Securities Corp., "A2", Series 1997-2, 6.6%, 12/19/2029	8,142,900	8,653,163
CS First Boston Mortgage Securities Corp.:
"M1", Series 2001-10R, 144A, 2.018%, 12/27/2028*	68,129	68,129
"A1C", Series 1997-C1, 7.24%, 6/20/2029	11,792,077	12,497,564
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	10,933,004	11,627,825
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	8,085,001	8,596,779
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	15,776,397	16,788,217
First Union-Lehman Brothers-Bank of America:
"A1", Series 1998-C2, 6.28%, 11/18/2035	5,257,357	5,289,989
"A2", Series 1998-C2, 6.56%, 11/18/2035	5,240,000	5,633,714
GMAC Commercial Mortgage Securities, Inc.:
"A1", Series 1998-C2, 6.15%, 5/15/2035	655,694	661,557
"A3", Series 1997-C1, 6.869%, 7/15/2029	2,207,839	2,335,770
JPMorgan Chase Commercial Mortgage Securities, "A1", Series 2004-CB9, 3.475%, 6/12/2041*	9,334,814	9,249,386
JPMorgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	5,716,892	6,079,706
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.67%, 7/15/2037* (f)	269,210,000	5,420,274
"XCP", Series 2004-C6, 144A, Interest Only, 0.745%, 8/15/2036* (f)	98,268,845	3,272,648
"XCP", Series 2004-C7, 144A, Interest Only, 1.005%, 10/15/2036* (f)	302,575,000	11,034,910
Master Resecuritization Trust, 4.25%, 1/30/2033	2,339,765	2,308,324
Merrill Lynch Mortgage Investors, Inc.:
"A2", Series 1998-C2, 6.39%, 2/15/2030	11,891,129	12,620,690
"A3", Series 1996-C2, 6.96%, 11/21/2028	3,652,779	3,811,402
"A3", Series 1997-C1, 7.12%, 6/18/2029	3,470,132	3,646,298
"A3", Series 1996-C1, 7.42%, 4/25/2028	2,269,519	2,280,391
Morgan Stanley Capital I:
"A1", Series 2004-T15, 4.13%, 6/13/2041	9,810,716	9,862,490
"A2", Series 1998-WF1, 6.55%, 3/15/2030	4,392,728	4,685,677
Nationslink Funding Corp., "A1", Series 1998-2, 6.001%, 8/20/2030	239,091	241,379
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.331%, 7/28/2024*	324,352	332,473
PNC Mortgage Acceptance Corp., "A1", Series 2000-C1, 7.52%, 7/15/2008	2,276,684	2,426,541
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%, 4/28/2024*	137,010	137,010
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	8,910,000	9,558,594
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $201,880,529)		196,359,035

Collateralized Mortgage Obligations 11.3%
Fannie Mae Grantor Trust:
"A2", Series 2004-T4, 3.93%, 2/25/2020*	4,350,000	4,354,751
"A1", Series 2001-T8, 7.5%, 7/25/2041	1,867,403	1,997,431
Fannie Mae Whole Loan, "1A2", Series 2003-W4, 3.063%, 4/25/2038	3,891,381	3,399,553
Federal Home Loan Mortgage Corp.:
"QC", Series 2663, 4.0%, 7/15/2021	11,560,000	11,609,528
"HA", Series 2886, 4.25%, 3/15/2017	4,188,000	4,218,523
"BC", Series 2903, 4.5%, 1/15/2018	8,800,000	8,940,250
"DE", Series 2892, 4.5%, 12/15/2017	18,540,000	18,855,733
"AK", Series 2903, 5.0%, 6/15/2021	14,580,000	14,962,725
"BT", Series 2448, 6.0%, 5/15/2017	17,848	18,635
Federal National Mortgage Association:
"KQ", Series 2003-92, 3.5%, 6/25/2023	20,000,000	19,806,552
"PD", Series G94-10, 6.5%, 9/17/2009	4,927,141	5,077,330
"3A", Series 2004-W8, 7.5%, 6/25/2044	12,871,020	13,495,829
Total Collateralized Mortgage Obligations (Cost $107,039,562)		106,736,840

Government National Mortgage Association 1.5%
Government National Mortgage Association:
7.0% with various maturities from 6/15/2012 until 6/15/2017	7,216,538	7,688,424
8.0% with various maturities from 1/15/2010 until 8/15/2012	2,473,029	2,641,619
8.5%, 11/15/2009	1,365,548	1,400,239
9.5% with various maturities from 12/15/2016 until 7/15/2020	2,888	3,254
11.5%, 4/15/2019	1,880,992	2,122,335
Total Government National Mortgage Association (Cost $13,784,997)		13,855,871
	Shares	Value ($)

Securities Lending Collateral 14.8%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $139,453,193)	139,453,193	139,453,193

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $10,121,054)	10,121,054	10,121,054
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,104,509,054) (a)	115.2	1,088,327,946
Other Assets and Liabilities, Net	(15.2)	(143,194,212)
Net Assets	100.0	945,133,734

* These securities are shown at their current rate as of December 31, 2004.

** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Green Tree Financial Corp.	8.45	7/15/2027	USD	6,546,356	$ 7,182,385	$ 655

(a) The cost for federal income tax purposes was $1,112,954,152. At December 31, 2004, net unrealized depreciation for all securities based on tax cost was $24,626,206. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of value over tax cost of $26,015,149 and aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $1,388,943.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $136,775,084, which is 14.5% of total net assets.

(e) Represents collateral held in connection with securities lending.

(f) Interest only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortages or mortgage-backed securities. IO securities are subject to prepayment risk on the pool of underlying mortgages.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $954,934,807) — including $136,775,084 of securities loaned	$ 938,753,699
Investment in Daily Assets Fund Institutional (cost $139,453,193)*	139,453,193
Investment in Scudder Cash Management QP Trust (cost $10,121,054)	10,121,054
Total investments in securities, at value (cost $1,104,509,054)	1,088,327,946
Receivable for investments sold	5,207,683
Interest receivable	7,475,267
Receivable for Fund shares sold	304,317
Other assets	59,525
Total assets	1,101,374,738
Liabilities
Payable upon return of securities loaned	139,453,193
Due to custodian bank	3,557,236
Payable for investment purchased	11,177,668
Payable for Fund shares redeemed	1,030,629
Accrued management fee	369,010
Other accrued expenses and payables	653,268
Total liabilities	156,241,004
Net assets, at value	$ 945,133,734
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	$ (16,181,108)
Accumulated net realized gain (loss)	(101,934,939)
Paid-in capital	1,063,249,781
Net assets, at value	$ 945,133,734

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($106,477,229 ÷ 10,437,663 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.20
Maximum offering price per share (100 ÷ 97.25 of $10.20)	$ 10.49

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,037,478 ÷ 2,059,511 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.21

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,751,994 ÷ 1,934,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.21
Class AARP Net Asset Value, offering and redemption price per share ($296,982,652 ÷ 29,106,980 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.20
Class S Net Asset Value, offering and redemption price per share ($500,884,381 ÷ 49,082,281 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.20

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Interest	$ 36,956,711
Interest — Scudder Cash Management QP Trust	310,283
Securities lending income, including income from Daily Assets Fund Institutional	304,665
Total Income	37,571,659
Expenses: Management fee	4,626,771
Administrative fee	819,690
Custodian and accounting fees	133,269
Services to shareholders	1,536,340
Distribution service fees	809,242
Auditing	71,225
Legal	8,925
Reports to shareholders	119,625
Registration fees	9,975
Trustees' fees and expenses	30,498
Other	26,919
Total expenses, before expense reductions	8,192,479
Expense reductions	(138,389)
Total expenses, after expense reductions	8,054,090
Net investment income	29,517,569
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(4,610,749)
Net realized appreciation (depreciation) during the period on investments	(11,859,807)
Net gain (loss) on investment transactions	(16,470,556)
Net increase (decrease) in net assets resulting from operations	$ 13,047,013

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 29,517,569	$ 34,832,300
Net realized gain (loss) on investment transactions	(4,610,749)	8,848,856
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,859,807)	(14,423,109)
Net increase (decrease) in net assets resulting from operations	13,047,013	29,258,047
Distributions to shareholders from: Net investment income: Class A	(5,165,487)	(4,778,111)
Class B	(845,991)	(1,088,096)
Class C	(795,540)	(759,957)
Class AARP	(13,771,456)	(13,814,655)
Class S	(23,245,423)	(23,792,035)
Tax return of capital: Class A	(179,445)	—
Class B	(29,389)	—
Class C	(27,637)	—
Class AARP	(478,411)	—
Class S	(807,529)	—
Fund share transactions: Proceeds from shares sold	151,870,504	238,809,298
Reinvestment of distributions	35,456,814	34,628,302
Cost of shares redeemed	(297,911,279)	(317,229,647)
Net increase (decrease) in net assets from Fund share transactions	(110,583,961)	(43,792,047)
Increase (decrease) in net assets	(142,883,256)	(58,766,854)
Net assets at beginning of period	1,088,016,990	1,146,783,844
Net assets at end of period (including distributions in excess of investment income and undistributed net investment income of $0 and $523,092, respectively)	$ 945,133,734	$ 1,088,016,990

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.29	.31	.39	.26
Net realized and unrealized gain (loss) on investment transactions	(.17)	(.05)	.08	(.01)
Total from investment operations	.12	.26	.47	.25
Less distributions from: Net investment income	(.44)	(.40)	(.45)	(.27)
Tax return of capital	(.01)	—	—	—
Total distributions	(.45)	—	—	—
Net asset value, end of period	$ 10.20	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[c]	1.13	2.36	4.67	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	132	130	120
Ratio of expenses before expense reductions (%)	.96	1.01	1.03	1.03*
Ratio of expenses after expense reductions (%)	.95	1.01	1.03	1.03*
Ratio of net investment income (%)	2.70	2.92	3.63	4.62*
Portfolio turnover rate (%)	109	221	346	87

[a] For the period from June 25, 2001 (commencement of operations of Class A shares) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of sales charge.

* Annualized

** Not annualized

Class B
Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.19	.22	.30	.21
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.05)	.09	(.01)
Total from investment operations	.04	.17	.39	.20
Less distributions from: Net investment income	(.35)	(.31)	(.37)	(.22)
Tax return of capital	(.01)	—	—	—
Total distributions	(.36)	—	—	—
Net asset value, end of period	$ 10.21	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[c]	.42[d]	1.54	3.82	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	31	37	30
Ratio of expenses before expense reductions (%)	1.88	1.82	1.83	1.83*
Ratio of expenses after expense reductions (%)	1.62	1.82	1.83	1.83*
Ratio of net investment income (%)	2.03	2.11	2.83	3.82*
Portfolio turnover rate (%)	109	221	346	87

[a] For the period from June 25, 2001 (commencement of operations of Class B shares) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of sales charge.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.54	$ 10.68	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.18	.23	.31	.21
Net realized and unrealized gain (loss) on investment transactions	(.14)	(.06)	.09	(.01)
Total from investment operations	.04	.17	.40	.20
Less distributions from: Net investment income	(.36)	(.31)	(.37)	(.22)
Tax return of capital	(.01)	—	—	—
Total distributions	(.37)	—	—	—
Net asset value, end of period	$ 10.21	$ 10.54	$ 10.68	$ 10.65
Total Return (%)[c]	.34[d]	1.66[d]	3.85	1.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	27	20	9
Ratio of expenses before expense reductions (%)	1.70	1.80	1.80	1.80*
Ratio of expenses after expense reductions (%)	1.65	1.78	1.80	1.80*
Ratio of net investment income (%)	2.00	2.15	2.86	3.85*
Portfolio turnover rate (%)	109	221	346	87

[a] For the period from June 25, 2001 (commencement of operations of Class C shares) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of sales charge.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class AARP
Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.54	$ 10.68	$ 10.65	$ 10.56	$ 10.38
Income (loss) from investment operations: Net investment income[c]	.28	.34	.42	.55	.26
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.05)	.09	.13	.18
Total from investment operations	.13	.29	.51	.68	.44
Less distributions from: Net investment income	(.46)	(.43)	(.48)	(.59)	(.26)
Tax return of capital	(.01)	—	—	—	—
Total distributions	(.47)	—	—	—	—
Net asset value, end of period	$ 10.20	$ 10.54	$ 10.68	$ 10.65	$ 10.56
Total Return (%)	1.26	2.73	4.85	6.67	4.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	297	337	349	353	346
Ratio of expenses before expense reductions (%)	.74	.76	.75	.75	.73d*
Ratio of expenses after expense reductions (%)	.73	.76	.75	.75	.73d*
Ratio of net investment income (%)	2.92	3.17	3.91	5.18	6.32*
Portfolio turnover rate (%)	109	221	346	87	167

[a] As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from August 14, 2000 (commencement of operations of Class AARP shares) to December 31, 2000.

[c] Based on average shares outstanding during the period.

[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.

* Annualized

** Not annualized

Class S
Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.53	$ 10.68	$ 10.65	$ 10.56	$ 10.44
Income (loss) from investment operations:
Net investment income[b]	.28	.34	.42	.55	.64
Net realized and unrealized gain (loss) on investment transactions	(.14)	(.06)	.09	.13	.11
Total from investment operations	.14	.28	.51	.68	.75
Less distributions from: Net investment income	(.46)	(.43)	(.48)	(.59)	(.63)
Tax return of capital	(.01)	—	—	—	—
Total distributions	(.47)	—	—	—	—
Net asset value, end of period	$ 10.20	$ 10.53	$ 10.68	$ 10.65	$ 10.56
Total Return (%)	1.37	2.73	4.95	6.56	7.49[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	501	562	610	632	646
Ratio of expenses before expense reductions (%)	.70	.76	.75	.75	.90[c]
Ratio of expenses after expense reductions (%)	.69	.76	.75	.75	.84[c]
Ratio of net investment income (%)	2.96	3.17	3.91	5.18	6.10
Portfolio turnover rate (%)	109	221	346	87	167

[a] As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .88% and .82%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Short-Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $89,500,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2005 ($20,300,000), December 31, 2006 ($6,800,000), December 31, 2007 ($32,100,000), December 31, 2008 ($15,800,000) and December 31, 2012 ($14,500,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through December 31, 2004, the Fund incurred approximately $4,020,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ —
Distributions in excess of investment company taxable income	$ (1,522,411)
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (89,500,000)
Unrealized appreciation (depreciation) on investments	$ 24,626,207

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended December 31,
	2004	2003
Distributions from ordinary income*	$ 43,823,897	$ 44,232,854
Distributions from return of capital	$ 1,522,411	$ —

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations) aggregated $505,728,557 and $595,152,659, respectively. Purchase and sales of US Treasury Obligations aggregated $595,568,105 and $601,203,811, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses.)

Furthermore, for the period January 1, 2004 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.79%, 0.90%, 0.71%, 0.84% and 0.79% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extra ordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.75%, 0.67%, 0.67%, 0.75% and 0.75% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses).

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $424 and $356, respectively.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal, and audit in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of average daily net assets for Class A, B, C, AARP and S, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period January 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Waived
Class A	$ 107,727	$ —
Class B	27,170	—
Class C	21,807	5,608
Class AARP	247,871	—
Class S	415,115	—
	$ 819,690	$ 5,608

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the year ended December 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2004
Class A	$ 145,811	$ —	$ 36,025
Class B	68,095	42,919	6,878
Class C	24,076	1,109	7,049
Class AARP	481,608	—	117,824
Class S	582,295	—	148,530
	$ 1,301,885	$ 44,028	$ 316,306

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $100,496, of which $33,088 is unpaid at December 31, 2004.

Prior to April 1, 2004, the Service Provider Fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2004
Class B	$ 194,268	$ 13,804
Class C	180,557	12,811
	$ 374,825	$ 26,615

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2004	Annual Effective Rate
Class A	$ 313,733	$ 25,896.25%
Class B	64,651	5,850.25%
Class C	56,033	4,520.23%
	$ 434,417	$ 36,266

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2004 aggregated $10,532. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended December 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2004, the CDSC for Class B and C shares aggregated $109,857 and $11,446, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2004, SDI received $1,973.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor retainer fees, plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Fund $8,520, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the Fund's custodian fees were reduced by $1,398 for custody credits earned.

In addition, the Advisor reimbursed expenses of $16,263, $24,105, $5,209 and $33,258 for Class A, B, C and S shares, respectively.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,448,382	$ 35,991,099	7,400,936	$ 78,609,669
Class B	816,958	8,516,178	1,935,579	20,586,330
Class C	1,196,307	12,455,885	1,756,496	18,690,161
Class AARP	1,715,054	17,912,938	3,275,407	34,820,306
Class S	7,392,773	76,994,404	8,096,385	86,102,832
		$ 151,870,504		$ 238,809,298
Shares issued to shareholders in reinvestment of distributions
Class A	426,682	$ 4,421,744	368,464	$ 3,907,109
Class B	66,391	688,568	82,687	877,243
Class C	55,636	576,852	45,988	487,739
Class AARP	1,014,798	10,517,618	958,653	10,169,577
Class S	1,857,855	19,252,032	1,808,807	19,186,634
		$ 35,456,814		$ 34,628,302
Shares redeemed
Class A	(5,944,518)	$ (61,670,524)	(7,485,011)	$ (79,494,159)
Class B	(1,777,845)	(18,538,537)	(2,507,338)	(26,619,769)
Class C	(1,861,074)	(19,387,735)	(1,135,644)	(12,051,294)
Class AARP	(5,589,822)	(58,218,262)	(4,962,263)	(52,699,681)
Class S	(13,469,143)	(140,096,221)	(13,785,895)	(146,364,744)
		$ (297,911,279)		$ (317,229,647)
Net increase (decrease)
Class A	(2,069,454)	$ (21,257,681)	284,389	$ 3,022,619
Class B	(894,496)	(9,333,791)	(489,072)	(5,156,196)
Class C	(609,131)	(6,354,998)	666,840	7,126,606
Class AARP	(2,859,970)	(29,787,706)	(728,203)	(7,709,798)
Class S	(4,218,515)	(43,849,785)	(3,880,703)	(41,075,278)
		$ (110,583,961)		$ (43,792,047)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Short-Term Bond Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		46
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZBAX	SZBBX	SZBCX
CUSIP Number	810902-270	810902-288	810902-296
Fund Number	422	622	722

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASHTX	SCSTX
Fund Number	122	022
Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER SHORT TERM BOND FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
    December 31,  to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004               $88,000        $185          $9,300             $0
--------------------------------------------------------------------------------
2003               $85,500       $1,237         $8,900             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
        Fiscal      Fees Billed to           Billed to           Fees Billed
        Year           Adviser and           Adviser and        to Adviser and
        Ended        Affiliated Fund       Affiliated Fund      Affiliated Fund
      December 31,  Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $431,907                 $0                    $0
--------------------------------------------------------------------------------
2003                   $538,457                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to        Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                    to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
  December 31,       (A)            (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004                $9,300          $0           $253,272          $262,572
--------------------------------------------------------------------------------
2003                $8,900          $0          $3,967,000        $3,975,900
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Short Term Bond Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Short Term Bond Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005